UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2026

CoreCivic, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-16109	62-1763875
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5501 Virginia Way, Brentwood, Tennessee	37027
(Address of principal executive offices)	(Zip Code)

(615) 263-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CXW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure

On August 10, 2026, CoreCivic, Inc., a Maryland corporation (the “Company”) issued a press release announcing the ASR Agreement and updating full-year guidance for 2026, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K (“Form 8-K”) and is incorporated herein by reference.

Item 8.01.	Other Events.

On August 7, 2026, the Company entered into an accelerated share repurchase agreement (the “ASR Agreement”) with a financial institution (the “Dealer”). Under the ASR Agreement, the Company will repurchase an aggregate of $500.0 million of the Company’s common stock, par value $0.01 per share (the “Common Stock”) as part of its existing capacity of $755.8 million under the Company’s recently announced expanded share repurchase program, which was approved by the Company’s Board of Directors on August 4, 2026. Upon completion of the ASR Agreement, the Company anticipates that approximately $255.8 million of share repurchase authorization will remain available under the Company’s existing share repurchase program.

The Company will make a payment of $500 million to the Dealer on August 10, 2026 and expects to receive an initial delivery of approximately 12.4 million shares of Common Stock from the Dealer, pursuant to the ASR Agreement. The final number of shares to be repurchased by the Company will be based on the average of the daily volume-weighted average price of the Common Stock during the term of the ASR Agreement, less a discount and subject to adjustments pursuant to the ASR Agreement. At settlement, the Dealer may be required to deliver additional shares of Common Stock to the Company, or under certain circumstances, the Company may be required to deliver shares of Common Stock or to make a cash payment, at its election, to the Dealer. The final settlement of the transaction under the ASR Agreement is scheduled to occur prior to the end of the second quarter of 2027.

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K contains statements as to the Company’s beliefs and expectations of the outcome of future events that are “forward-looking” statements as defined within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements include statements regarding the ASR Agreement, the Company’s funding of the transactions contemplated by the ASR Agreement, and the Company’s expectations regarding the financial impact resulting from the transactions contemplated by the ASR Agreement. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. These include, but are not limited to, the risks and uncertainties associated with: (i) changes in government policy, legislation and regulations that affect utilization of the private sector for corrections, detention, and residential reentry services, in general, or the Company’s business, in particular, including, but not limited to, the continued utilization of the Company’s correctional and detention facilities by the federal government as a consequence of presidential executive orders, changes in how the federal government, including ICE, elects to use the Company’s detention capacity or otherwise procures alternative detention capacity, and the impact of any changes to immigration reform and sentencing laws (the Company does not, under longstanding policy, lobby for or against policies or legislation that would determine the basis for, or duration of, an individual’s incarceration or detention); (ii) the Company’s ability to obtain and maintain correctional, detention, and residential reentry facility management contracts because of reasons including, but not limited to, sufficient governmental appropriations, contract compliance, negative publicity and effects of inmate disturbances; (iii) changes in the privatization of the corrections and detention industry, the acceptance of the Company’s services, the timing of the opening of new facilities and the commencement of new management contracts (including the extent and pace at which new contracts are utilized), as well as the Company’s ability to utilize available beds; (iv) the Company’s ability to successfully activate idle facilities in a timely manner in order to meet the growth in demand for the Company’s facilities and services from the federal government that has occurred as a result of changes in policies and actions of the current presidential administration, and to realize projected returns resulting therefrom; (v) general economic and market conditions, including, but not limited to, the impact governmental budgets can have on the Company’s contract renewals and renegotiations, per diem rates, and occupancy; (vi) fluctuations in the Company’s operating results because of, among other things, changes in occupancy levels; competition; contract renegotiations or terminations including as a result of a change in facility ownership; inflation and other increases in costs of operations, including a rise in labor costs; fluctuations in interest rates and risks of operations; (vii) government budget uncertainty, the impact of debt ceilings and government shutdowns, including partial shutdowns, and changing budget priorities; (viii) the Company’s ability to successfully identify and consummate future development and acquisition opportunities, integrate their operations, and realize projected returns resulting therefrom; (ix) the availability of debt and equity financing on terms that are favorable to us, or at all and (x) the Company’s ability to successfully consummate the sales of additional company-owned assets, including the potential sale of additional facilities to ICE, on a timely basis and on commercially favorable terms. Other factors that could cause operating and financial results to differ are described in the filings the Company makes from time to time with the Securities and Exchange Commission.

The Company takes no responsibility for updating the information contained in this Form 8-K following the date hereof to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events, except as may be required by law.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

99.1	Press Release dated August 10, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2026	CORECIVIC, INC.

	By:	/s/ David M. Garfinkle
David M. Garfinkle
Executive Vice President and Chief Financial Officer